UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021 (October 14, 2021)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021, Howmet Aerospace Inc. (the “Company”) entered into a letter agreement (the “2021 Letter Agreement”) with John C. Plant, its Executive Chairman and Co-Chief Executive Officer, pursuant to which Mr. Plant is assuming the position of sole Chief Executive Officer of the Company and will continue in his role as Executive Chairman of the Company’s Board of Directors (the “Board”). It is anticipated that in order to continue to drive the organization through the expected aerospace market upturn, Mr. Plant will remain with the Company past March 31, 2023, the prior expiration date of his term of employment under the letter agreement with the Company dated February 24, 2020 (such letter agreement, as amended on June 9, 2020, the “2020 Letter Agreement”). In connection with the transition and pursuant to the 2021 Letter Agreement, the Company on October 14, 2021 awarded Mr. Plant 500,000 restricted stock units in respect of Company common stock, which will vest on January 1, 2024, subject to Mr. Plant’s continued service though such date, except that a prorated portion of such award would vest upon a termination of Mr. Plant’s employment due to Mr. Plant’s death or disability, and such award would vest upon a termination of Mr. Plant’s employment by the Company without cause or by Mr. Plant for good reason. The 2021 Letter Agreement changes the term of employment under the 2020 Letter Agreement to an indefinite term, extends the applicability of the severance provision to January 1, 2024, and states that except as otherwise expressly provided in the 2021 Letter Agreement, the 2020 Letter Agreement remains in full force and effect.

In connection with the transition, Tolga I. Oal, the Company’s Co-Chief Executive Officer, is departing the Company to pursue other opportunities and is also stepping down from the Board, each effective as of October 14, 2021. Mr. Oal will receive the severance benefits payable upon a termination without cause under the Company’s Executive Severance Plan, subject to his execution and non-revocation of a release of claims in favor of the Company.

A copy of the press release regarding the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the 2021 Letter Agreement with Mr. Plant does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, by and between Howmet Aerospace Inc. and John C. Plant, dated as of October 14, 2021.

99.1	Howmet Aerospace Inc. press release dated October 14, 2021.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This report contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and expectations regarding end markets and employment plans. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: a) uncertainty of the duration, extent and impact of the COVID-19 pandemic on the Company’s business, results of operations, and financial condition; (b) deterioration in global economic and financial market conditions generally, including as a result of pandemic health issues (including COVID-19 and its effects, among other things, on global supply, demand, and distribution disruptions as the COVID-19 pandemic continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations); (c) unfavorable changes in the markets served by the Company; (d) the impact of potential cyber attacks and information technology or data security breaches; (e) the loss of significant customers or adverse changes in customers’ business or financial conditions; (f) manufacturing difficulties or other issues that impact product performance, quality or safety; (g) inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (h) the inability to achieve revenue growth, cash generation, cost savings, restructuring plans, cost reductions, improvement in profitability, or strengthening of competitiveness and operations anticipated or targeted; (i) competition from new product offerings, disruptive technologies or other developments; (j) geopolitical, economic, and regulatory risks relating to the Company’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose the Company to substantial costs and liabilities; (l) failure to comply with government contracting regulations; (m) adverse changes in discount rates or investment returns on pension assets; and (n) the other risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2020 and other reports filed with the U.S. Securities and Exchange Commission. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: October 14, 2021	By:	/s/ Neil E. Marchuk
	Name:	Neil E. Marchuk
	Title:	Executive Vice President, Chief Human Resources Officer